UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

PLUM ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40218	98-1577353
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fillmore St. #2089, San Francisco, CA 94115

(Address of principal executive offices, including Zip Code)

(415) 683-6773

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-fifth of one redeemable warrant	PLMIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PLMI	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PLMIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On November 27, 2023, Plum Acquisition Corp. I, a Cayman Islands exempted company limited by shares (“Plum”), Plum SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Plum (“Merger Sub”), and Veea Inc., a Delaware corporation (“Veea”), entered into a Business Combination Agreement (the “Business Combination Agreement”).

Founded in 2014, Veea offers edge-to-cloud computing with its VeeaHub smart computing hub products that can replace or complement Wi-Fi Access Points (APs), IoT gateways, routers, basic firewalls, network attached storage, and other types of hubs and appliances at user premises.

The Business Combination

Subject to its terms and conditions, the Business Combination Agreement provides that (a) on the day of the closing of the transactions contemplated by the Business Combination (the “Closing”), Plum will change its jurisdiction of incorporation by transferring by way of continuation from a Cayman Islands exempted company limited by shares and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), and (b) following the Domestication, Merger Sub will merge with and into Veea, with Veea surviving the merger as a wholly owned subsidiary of Plum (the “Merger”).

The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.” Plum intends to file a Registration Statement on Form S-4 as promptly as reasonably practicable and it is currently anticipated that the Business Combination will close in the first half of 2024, following the receipt of the required approval by Plum’s shareholders and the fulfillment or waiver of other closing conditions.

The executive management of Veea is expected to serve as the executive management of Plum following the Closing. Pursuant to the Business Combination Agreement, Plum’s board of directors following the Closing will consist of seven members, with Veea having the right to designate five directors, at least two of whom shall be independent, the Sponsor (as defined below) having the right to designate one independent director, and Plum and Veea having the right to designate one independent director.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger, each outstanding share of Veea’s common stock (the “Veea Common Stock”) and each outstanding share of Veea’s Series A preferred stock and Series A-1 preferred stock (the “Veea Preferred Stock”) on an as-converted to Veea Common Stock basis, but excluding Dissenting Shares, New Financing Securities (each as defined in the Business Combination Agreement) and treasury shares (such outstanding Veea Common Stock and Veea Preferred Stock, the “Existing Veea Shares”), will be cancelled and extinguished and converted into the right to receive the number of shares of Plum’s common stock, par value $0.0001 per share (the “New Plum Common Shares”), determined in accordance with the Business Combination Agreement based on a pre-money equity value of Veea of $180,000,000, including Veea’s in-the-money, vested convertible securities on a net exercise basis, and a price of $10.00 per New Plum Common Share.

The Business Combination Agreement also provides holders of Existing Veea Shares with a contingent right to receive up to 4.5 million additional New Plum Common Shares (the “Earnout Shares”), subject to the following contingencies:

●	50% of the Earnout Shares if, at any time during the ten years following the Closing (the “Earnout Period”), the VWAP of the New Plum Common Shares is greater than or equal to $12.50 per share for any twenty trading days within any thirty trading day period; and

●	50% of the Earnout Shares if, at any time during the Earnout Period, the VWAP of the New Plum Common Shares is greater than or equal to $15.00 per share for any twenty trading days within any thirty trading day period.

If there is a Change of Control Transaction during the Earnout Period, (i) to the extent that the implied price per New Plum Common Share in such transaction is above the applicable stock price targets, the vesting of such Earnout Shares will accelerate and the Earnout Shares will be issuable upon the closing of such transaction, and (ii) the contingent obligations for any remaining Earnout Shares will be rolled over to the resulting company from such transaction, unless after such transaction, the resulting company from such transaction is no longer publicly listed on Nasdaq or another nationally-recognized securities exchange, in which case, any unvested Earnout Shares will immediately vest.

The Business Combination Agreement contemplates that Veea may sell New Financing Securities generating proceeds of up to $70 million (or more with Plum’s consent) between the date of the Business Combination Agreement and the Closing, and the holders of New Financing Securities (including any shares of Veea’s Series A-2 preferred stock or other New Financing Securities sold prior to the date of the Business Combination Agreement) will receive New Plum Common Shares in the aggregate equal to the amount raised through the issuance of the New Financing Securities divided by $7.50.

Pursuant to the Business Combination Agreement, at the effective time of the Merger, each Veea option will be converted into an option to acquire, subject to substantially the same terms and conditions as were applicable under such Veea option, the number of New Plum Common Shares (rounded down to the nearest whole share), determined by multiplying the number of shares of Veea common stock subject to such Veea option as of immediately prior to the effective time of the Merger by the Existing Holder Exchange Ratio (as defined in the Business Combination Agreement), at an exercise price per New Plum Common Share (rounded up to the nearest whole cent) equal to (a) the exercise price per share of Veea common stock of such option as of immediately prior to the effective time of the Merger, divided by (b) the Existing Holder Exchange Ratio.

Pursuant to the Business Combination Agreement, at the effective time of the Merger, each other convertible security of Veea outstanding immediately prior to the effective time of the Merger will cease to represent a right to acquire Veea capital stock, shall be assumed by Plum, and shall be cancelled in exchange for a convertible security to acquire New Plum Common Shares, on the same contractual terms and conditions as were in effect with respect to the Veea convertible security immediately prior to the effective time of the Merger under the terms of the relevant agreements governing such Veea convertible security, except for terms rendered inoperative by reason of the transactions contemplated by the Business Combination Agreement or for such other immaterial administrative or ministerial changes as the board of directors of Plum may determine in good faith are appropriate to effectuate the administration of the convertible securities. The number of New Plum Common Shares issuable pursuant to the convertible security will be determined by multiplying the number of shares of Veea common stock subject to the Veea convertible security on an as-converted to shares of Veea common stock basis as of immediately prior to the effective time of the Merger by (i) the Existing Holder Exchange Ratio in the case of securities convertible into Veea capital stock other than New Financing Securities, or (ii) in the case of New Financing Securities or securities convertible into New Financing Securities, the New Company Shareholder Exchange Ratio (as defined in the Business Combination Agreement). The exercise price per New Plum Common Share will be determined by (rounded up to the nearest whole cent) (x) in the case of securities convertible into Veea capital stock other than New Financing Securities, the exercise price per share of Veea capital stock of such Veea convertible security divided by the Existing Holder Exchange Ratio, or (y) in the case of New Financing Securities or securities convertible into New Financing Securities, the exercise price per share of Veea capital stock of such Veea convertible security divided by the New Company Shareholder Exchange Ratio.

Any Veea indebtedness owed to Allen Salmasi or his affiliates (or their respective assignees) will be converted into New Plum Common Shares at the Closing at a price of $10.00 per New Plum Common Share, which shares are not considered Existing Veea Shares and will be in addition to the New Plum Common Shares issued to holders of Existing Veea Shares.

Each Dissenting Share will not be converted into a right to receive a portion of the Transaction Consideration (as defined in the Business Combination Agreement), but instead shall be entitled to only such rights as are granted by Section 262 of the Delaware General Corporation Law.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things: corporate organization; authorization to enter into the Business Combination Agreement; capitalization; financial statements; undisclosed liabilities; litigation; compliance with laws; material contracts; company benefit plans; labor matters; taxes; insurance; permits; property; intellectual property, data privacy and security; environmental matters; absence of changes; brokers; transactions with affiliates; consents and requisite governmental approvals; and related party transactions.

Covenants

The Business Combination Agreement contains certain customary covenants for transactions of this type by Veea and Plum as applicable. Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary and other covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including, among others, covenants regarding the operations of the businesses of each of Plum and Veea prior to consummation of the Business Combination; trust account waiver and proceeds; financial information; related party transactions; public filings and securities and stock exchange listing of New Plum Common Shares; equity plans; and Section 16 matters.

The Business Combination Agreement also contains joint covenants by all parties including, among others, the organization and appointment of the board of directors of Plum; efforts to consummate the transaction; the preparation and filing of registration statements and proxy statement; tax matters; confidentiality, access to information, and publicity; further assurances and post-closing cooperation; shareholder litigation; director and officer indemnification and insurance; a pre-Closing financing of Veea; employment agreements; and the treatment of certain indebtedness.

Survival and Indemnification

None of the representations, warranties, and covenants of the parties contained in the Business Combination Agreement will survive the Closing, and no claims for indemnification may be made with respect thereto after the Closing; provided, however, those representations, warranties, and covenants that by their terms are required to be performed in whole or in part after the Closing will survive the Closing and continue until fully performed in accordance with their terms.

Conditions to Consummation of the Business Combination

Consummation of the Business Combination Agreement in generally subject to customary conditions of the respective parties and conditions customary to special purpose acquisition companies, including (a) expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any applicable specified foreign antitrust laws; (b) the absence of any law or governmental order, threatened or pending, preventing the consummation of the Business Combination; (c) the absence of a stop order being issued or the threat or initiation of a stop order by the U.S. Securities Exchange Commission (the “SEC”) with respect to the Registration Statement/Proxy Statement (as defined in the Business Combination Agreement); (d) receipt of the requisite approval for consummation of the Business Combination from Plum and Veea’s shareholders; (e) after giving effect to the Business Combination, Plum having at least $5,000,001 of net tangible assets, as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (f) the occurrence of the Domestication; (g) approval of New Plum Common Shares being issued in connection with the Business Combination for listing on the Nasdaq Stock Market (“Nasdaq”); and (h) delivery of certain certificates and documents by the parties at or prior to the Closing, including traditional lock-up agreements from certain directors, officers and security holders of Veea and Plum.

In addition, unless waived by Veea, the obligations of Veea to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, amongst others, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Plum being true and correct on and as of the Closing (subject, in certain cases, to materiality or Material Adverse Effect); (ii) Plum having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) absence of any Plum Material Adverse Effect since the date of the Business Combination Agreement which is continuing and uncured.

Unless waived by Plum, the obligations of Plum to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, amongst others, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Veea being true and correct on and as of the Closing (subject, in certain cases, to materiality or Material Adverse Effect); (ii) Veea having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) absence of any Company Material Adverse Effect since the date of the Business Combination Agreement which is continuing and uncured.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (a) by mutual written consent of Veea and Plum; (b) by Plum if Veea is in material breach of its representations and warranties relating to Veea that would render any of the conditions to obligations of Plum incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods; (c) by Veea if Plum or Merger Sub is in material breach of their respective warranties or obligations that would render any of the conditions to obligations of Veea incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods; (d) by either Plum or Veea if the Business Combination shall not have been consummated on or prior to the Termination Date (as defined in the Business Combination Agreement); (e) by either Plum or Veea if any governmental authority has issued an order or taken any other action enjoining, restraining, or otherwise prohibiting the Business Combination which has become final and non-appealable; (f) by either Plum or Veea if certain required approvals are not obtained from Plum shareholders after the conclusion of a meeting of Plum’s shareholders duly convened therefor; (g) by either Plum or Veea if certain required approvals are not obtained from Veea’s shareholders after the conclusion of a meeting of Veea’s shareholders duly convened therefor has been obtained, or such approval is no longer valid or is otherwise revoked or rescinded at any time; (h) by Veea at any time if Plum’s shares are delisted by Nasdaq based on a final and unappealable ruling thereby, by giving written notice to Plum; and (i) by Veea, by giving written notice to Plum, in the event that Veea’s board of directors shall have effected a Company Board Recommendation Change (as defined in the Business Combination Agreement).

If the Business Combination Agreement is validly terminated pursuant to clauses (b), (g) or (i) above, Veea will pay a $1 million termination fee to Plum or its designee following the termination, which fee will payable in accordance with the terms of the Business Combination Agreement. If the Business Combination Agreement is otherwise validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of any willful and material breach of the Business Combination Agreement or fraud, and for customary obligations that survive the termination thereof (such as confidentiality obligations).

Other Provisions

Plum and its affiliates agreed to a customary trust waiver in the Business Combination Agreement. The Business Combination Agreement is governed by Delaware Law, and any dispute pursuant to the Business Combination Agreement or the transactions contemplated thereby are subject to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any federal court within State of Delaware).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Plum believes that these schedules do not contain information that is material to an investment or voting decision.

Related Agreements

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Plum Partners LLC, a Delaware limited liability company (the “Sponsor”), Plum and Veea entered into a Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor agreed, among other things, to (a) vote all of its Plum ordinary shares in favor of the proposals relating to the Business Combination; (b) refrain from effecting a Plum Shareholder Redemption (as defined in the Business Combination Agreement); (c) exercise the option to extend the period of time Plum is afforded under its governing documents to consummate a business combination, (d) waive certain anti-dilution and conversion rights with respect to its Plum ordinary shares which had been granted in connection with Plum’s initial public offering; (e) forfeit its Plum founder shares, at the rate of $10.00 per share, to the extent certain of its expenses exceed $2.5 million or it incurs certain other expenses; and (f) subject 1,726,994 of its Plum founder shares to forfeiture if the conditions applicable to the Earnout Shares are not satisfied during the Earnout Period (on the same terms proportionately as the Earnout Shares).

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Founder Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Plum, the Sponsor, Veea and certain holders of Plum equity entered into an amendment to the letter agreement dated March 18, 2021 (the “Founder Letter Amendment”), pursuant to which the parties thereto agreed to, among other things, (a) waive the post-Closing lock-up period in the original letter agreement, in light of the Sponsor and other parties subject to the lock-up provision entering into separate lock-up agreements effective as of the Closing, (b) waive certain anti-dilution and conversion rights with respect to their Plum ordinary shares which had been granted in connection with Plum’s initial public offering, and (c) add Veea as a party to the letter agreement to give Veea the ability to enforce prior to the Closing the provisions of such letter agreement, as amended.

The foregoing description of the Founder Letter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Founder Letter Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Veea Stockholder Support Agreements

Concurrently with the execution of the Business Combination Agreement, Plum, Veea and certain holders of Veea equity (collectively, the “Veea Equityholders”) entered into Stockholder Support Agreements (the “Veea Support Agreements”), pursuant to which each Veea Equityholder agreed to, among other things, (a) vote in favor of the Business Combination Agreement and the transactions contemplated thereby and against alternative transactions, (b) terminate certain existing stockholders’ rights immediately prior to the effective time of the Merger, (c) transfer restrictions on their respective equity interests prior to the Closing, except to transferees who agree to become subject to a similar Veea Support Agreement, and (d) waive any appraisal rights arising from the Merger.

The foregoing description of the Veea Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Veea Support Agreements, a form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Agreements

The Business Combination Agreement contemplates that at the Closing, the Sponsor and the other holders of Plum’s founder shares, Veea’s shareholders that will be officers or directors of Plum immediately after the Closing and certain significant holders of Existing Veea Shares to be reasonably agreed by Plum and Veea prior to the Closing, will each enter into a lock-up agreement (each, a “Lock-Up Agreement”) with Plum, pursuant to which each such holder will agree that its Plum securities as of the Closing will be locked up, subject to certain customary transfer exceptions, for a period of six months after the Closing, subject to early release either (A) if after the Closing Plum consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Plum’s stockholders having the right to exchange their equity holdings in Plum for cash, securities or other property or (B) the closing price of New Plum Common Shares exceeds certain stock price thresholds for a period of 20 trading days within any 30 trading day period commencing after the Closing, with one-third of such locked-up securities being released at a stock price threshold of $12.50, one-third of such locked-up securities being released at a stock price threshold of $15.00, and the remaining one-third of such locked-up securities being released at a stock price threshold of $17.50.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreements, the forms of which are attached as Exhibits A-1 and A-2 to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights

The Business Combination Agreement contemplates that at the Closing, Plum, the Sponsor and certain other holders of Plum’s founder shares and certain holders of Existing Veea Shares and certain of their respective affiliates, as applicable, will enter into an Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”), amending and restating the Registration Rights Agreement that Plum, the Sponsor and certain other holders of Plum’s founder shares entered into at the time of Plum’s initial public offering. Pursuant to such Registration Rights Agreement, Plum will provide demand and piggyback registration rights to such holders with respect to their Plum securities.

The foregoing description of the Amended Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Amended Registration Rights Agreement, the form of which is attached as Exhibit E to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Business Combination between Plum and Veea, Plum intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary proxy statement and a prospectus in connection with the Business Combination. Shareholders of Plum are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement, the prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information. This report does not contain all the information that should be considered concerning the Business Combination. It is also not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. When available, the definitive proxy statement and other relevant documents will be mailed to the shareholders of Plum as of a record date to be established for voting on the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the registration statement on Form S-4 and other documents filed by Plum with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in Solicitation

Plum and Veea and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Plum’s shareholders in connection with the proposed Business Combination. Information about Plum’s directors and executive officers and their ownership of Plum’s securities is set forth in Plum’s filings with the SEC. To the extent that holdings of Plum’s securities have changed since the amounts printed in Plum’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Veea and Plum and Veea’s business. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These forward-looking statements include, but are not limited to, statements regarding Veea’s expected product offerings; the expected timing of the completion of the proposed Business Combination; Plum’s or Veea’s estimates of expenses and profitability; and expectations with respect to future operating and financial performance. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of Veea’s and Plum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to risks and uncertainties that may cause Veea’s and Plum’s activities or results to differ significantly from those expressed in any forward-looking statement, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Veea or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against Plum, Veea, the combined company or others following the announcement of the Business Combination; failure to obtain the approval of the equity holders of Veea or Plum; failure to realize the anticipated benefits of the Business Combination; the potential inability to consummate the anticipated financing on terms or in amounts satisfactory to the parties, or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on Veea’s business relationships, operating results, current plans and operations; risks related to the rollout of Veea’s business and the timing of expected business milestones; the effects of competition on Veea’s business; supply shortages in the materials necessary for the production of Veea’s products; delays in construction and operation of production facilities; Veea’s ability to produce its products at commercial scale; the amount of redemption requests made by Plum’s public equity holders; changes in applicable laws or regulations; the possibility that Plum, Veea or the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described from time to time in filings by Plum with the SEC. If any of these risks materialize or the parties’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this report. There may be additional risks that neither Veea or Plum presently know or that Veea and Plum currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and other documents filed by Plum from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veea and Plum assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Veea nor Plum gives any assurance that either Veea or Plum will achieve its expectations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1†	Business Combination Agreement, dated November 27, 2023, by and among Plum Acquisition Corp. I, Plum SPAC Merger Sub, Inc., and Veea Inc.
10.1	Sponsor Letter Agreement, dated November 27, 2023, Plum Partners, LLC, Plum Acquisition Corp. I, and Veea Inc.
10.2	Amendment to Letter Agreement, dated November 27, 2023, by and among Plum Acquisition Corp. I, Plum Partners, LLC, Veea Inc., and the other parties thereto.
10.3	Form of Stockholder Support Agreement, dated November 27, 2023, by and among Plum Acquisition Corp. I, Veea Inc., and the other parties thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Plum agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLUM ACQUISITION CORP. I

Date: December 1, 2023	By:	/s/ Kanishka Roy
Kanishka Roy
Co-Chief Executive Officer and President